Exhibit 4.53

PURCHASE ORDER

Oracle do Brasil Sistemas Ltda

Rua Dr.  José Áureo Bustamante, 455

Morumbi Business Center, Vila São Francisco,

CEP 04710-090, São Paulo, SP

Your Name	Pagseguro Internet Instituicao De Pagamento S.A.	Your Contact	[*****]

Your Address	Av. Brigadeiro Faria Lima,	Phone /	[*****]
1384	[*****]	Email	[*****]
Jd. Paulistano São Paulo SP 01451-001

New Subscription Term Through: [*****]

Service Period: [*****]
Cloud Services	Data Center Region	Credit Period	Number of Credits	Term	Total Credit Value
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
				Subtotal:	[*****]

Description of Values	Net Compensation
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

A.  Terms of Your Order

1.  Applicable Agreement:

a.  Oracle Cloud Services Agreement v062223 for Oracle do Brasil Sistemas Ltda available at www.oracle.com/contracts. You will find the current version of this document duly registered in Book B of the 2nd Registry of Titles and Documents of São Paulo-SP under No. 3.774.191 on September 14, 2023.

2.  Cloud Payment Terms:

a.  Net [*****] days from invoice date.

3.  Cloud Payment Frequency:

a.  The amounts listed in the Table above of this Purchase Order will be invoiced as follows: (i) payment of [*****] days after invoicing; (ii) invoicing of [*****] on [*****] with a payment term of [*****] days; (iii) invoicing of [*****] on [*****] with a payment term of [*****] days. For the avoidance of doubt, in case of any excess usage, the rules set forth in clause B.4 below shall apply; therefore, the payment frequency provided herein does not apply to excess usage.

4.  Currency:

a.  Brazilian Reais.

5.  Offer Valid Until:

a.  [*****]

6.  Service Specifications

a.  The applicable Service Specifications for Cloud Services and Consulting/Professional Services requested can be accessed at http://www.oracle.com/contracts.

7.  Service Period

a.  The Service Period for the Services begins on the date indicated in this order.  If no date is specified, the “Cloud Services Start Date” for each Service will be the date on which you receive access enabling activation of your Services, and the “Consulting/Professional Services Start Date” is the date on which Oracle begins providing such services.

8.  Customer Reference:

a.  Oracle may refer to You as an Oracle customer of the requested Services in sales presentations, marketing materials, and activities.

9.  Compensation

The amounts above include taxes, including ISS, PIS, and COFINS, according to current rates.  Any taxes or charges created, modified, or extinguished, as well as the occurrence of new legal provisions after the date of presentation of this purchase order, with proven impact on the contracted prices, will result in their revision upward or downward, as applicable, through the signing of an addendum.  When applicable, the tax responsible party, as defined by current legislation, shall collect said taxes from the competent authorities.

B.  Additional Terms of the Order

1.  Data Processing, Storage, and Cloud Computing Services:

a) Considering that this Order covers at least one of the following services:

I   - data processing, data storage, network infrastructure, and other computing resources that allow the contracting institution to deploy or execute software, which may include operating systems and applications developed or acquired by the institution;

II  - deployment or execution of applications developed or acquired by the contracting institution using the computing resources of the service provider; or

III  - execution, via the internet, of applications deployed or developed by the service provider using its own computing resources;

b) Considering the CMN Resolution No. 4,893 of February 26, 2021, which provides for cybersecurity policy and establishes certain requirements for contracting data processing, storage, and cloud computing services to be observed by institutions authorized to operate by the Central Bank of Brazil, the Parties agree to comply with Annex I to this Purchase Order.

2.  Additional Usage Rights

a. For purposes of the Cloud Services purchased under this order during the Service Period of this order, the term “Majority-Owned Entities” means Your majority-owned subsidiaries.

b.  Your Majority-Owned Entities have the non-exclusive, worldwide, and limited right to use the Cloud Services for Your internal business operations and the internal business operations of Your Majority-Owned Entities.  Your Majority-Owned Entities and the authorized users of Your Majority-Owned Entities must comply with the Agreement and this order, and You are responsible for the compliance of Your Majority-Owned Entities and their Users with the Agreement and this order.

c. You understand and agree that:

(i)  The combined use of the Cloud Services by You and Your Majority-Owned Entities shall not exceed the quantities and usage limits of the Cloud Services requested and described in the Service Specifications;

(ii)  Oracle will create the environment for You and will not create additional environments for Your Majority-Owned Entities, and all Your content (including Personal Data and Your Content) and the content of Your Majority-Owned Entities will be hosted in the same environment;

(iii)  You and Your Majority-Owned Entities may access, view, use, create, modify, delete, and transfer each other’s content (including Personal Data and Your Content) within the same environment;

(iv)  Oracle will provide the Cloud Services to Your Majority-Owned Entities according to standard capabilities and management and under the same Customer Support Identifier assigned to You; and (v) You understand and agree that all rights and obligations under the Data Processing Agreement, including providing instructions to Oracle, may be exercised exclusively by You.  Without prejudice to the foregoing, You also understand and agree that (i) if Oracle receives any instruction directly from Your Majority-Owned Entities, such instructions shall be deemed made by You, and (ii) Oracle shall have no obligation to ensure the compatibility or accuracy of such instructions with any other instructions received from You, and Oracle shall not be liable for the effect of conflicting instructions.

3.  Data Center Region Availability

Information on Platform and Data Center Region availability for Oracle Platform as a Service (PaaS) Cloud Services and Oracle Infrastructure as a Service (IaaS) Cloud Services is provided on the Oracle Cloud Portal at https://cloud.oracle.com/data-regions.

4.  Customer-Selected Data Center Region

A Data Center Region refers to the geographic region where the applicable Service environment is physically located.  Oracle PaaS and IaaS Universal Credit Cloud Services will be provisioned in the Data Center Region You selected in the Oracle Cloud Portal for such Services and will remain in that region until the applicable Service is terminated.

5.  Cloud Consumption Support Reward

During the Service Period of this order, You will receive a reward of [*****] (the "Reward") for each [*****] of Oracle Cloud Infrastructure Cloud Services ("OCI Services") that You consume during the Service Period, which You may apply toward renewals of Oracle Technology Programs License and Software Update Support, provided that:

a.  You have continuously maintained the Total Active Support in the purchase order (the “ULA”) for Unlimited Use Programs (as “Total Active Support” is defined in the ULA) for which You apply the Reward;

b.  the Reward is accumulated only for OCI Services consumed during the Unlimited Use Period (as defined in the ULA);

c.  the Reward will not accumulate for (i) OCI Service SKUs assigned to the category of Non-Discount Eligible Cloud Services in the applicable service description, (ii) OCI Services consumed under the “Pay as You Go” model defined in the applicable service description,

(iii) Third-Party Products available through the Cloud Marketplace, (iv) unmetered OCI Service SKUs, or (v) Oracle Cloud Success Protection Service;

d.  You may apply the Reward only to the value of renewals, before taxes, of License and Software Update Support for Oracle Technology Programs listed in the Oracle Technology Global Price List and not to any other support offering (e.g., not for the first year of License and Software Update Support nor for hardware support).  Notwithstanding the foregoing, if License and Software Update Support is no longer provided for an Oracle Technology Program, then You may apply the Reward to the value of renewals, before taxes, of the support available at that time for the applicable Oracle Technology Program (e.g., Sustaining Support);

e.  the Reward shall be issued in monthly installments and valid for [*****] months from the date of issuance of the applicable Reward;

f. You will begin accumulating Your first Reward at the start of the Service Period of this purchase order; and

g.  You understand that if this purchase order is terminated due to Your breach of the Agreement or this purchase order, You will cease earning any Reward from the effective date of termination. Furthermore, if termination is due to Your failure to pay any compensation under this purchase order, accumulated Rewards not used by the effective date of termination will be removed from Your Reward account.

6.  Overage

If, at the end of any month during the Service Period, You exceed the applicable Annual Universal Credit value, Oracle will issue You an invoice for the excess usage of Oracle IaaS and PaaS Cloud Services at the Excess Net Unit Price specified in Your order price table or as shown in the Cloud Portal.  If You are required to submit purchase orders, You must submit them within [*****] days of the invoice date for an amount equal to the incurred overage.

7.  End of Universal Credit Service Period

At the end of the Service Period of this purchase order, if You decide not to replenish Your Cloud Services Account and You do not wish Oracle to convert Your Cloud Services Account to “Pay as You Go,” You may terminate Your Cloud Services under this purchase order by sending an email to Oracle at: cloudterminations_ww@oracle.com. You are not entitled to a refund for unused Cloud Service credits that may remain at the end of Your Service Period, and You are responsible for all compensation due to Oracle for the full amount of the Annual Universal Credit that may be due and unpaid at the end of Your Service Period under this purchase order.

C.  Data Transfers – Brazil

Oracle may access Personal Information globally as necessary for the performance of the Services, such as for support, incident management, or data recovery purposes.  To the extent that such global access involves a Transfer of Personal Data from Brazil to a country outside Brazil, the Transfer shall be subject to the Brazilian Standard Contractual Clauses (“SCCs”), in accordance with the Regulations on International Data Transfers under the General Data Protection Law (Law No. 13.709/2018 – the “LGPD”) and as approved by the National Data Protection Authority (“ANPD”).  The Parties agree to adopt the SCCs in their entirety, without modifications, additions, or deletions to the standard text.  The SCCs are available in Exhibit I of the Data Transfer Annex at https://oracle.com/contracts/cloud-services. The Data Transfer Annex must be read together with the Services Agreement (as defined in the Data Processing Agreement) and the Data Processing Agreement (also available at https://oracle.com/contracts/cloud-services).

Price List Table for IaaS/PaaS Public Cloud Services

B88206 - Oracle PaaS and IaaS Universal Credits
Cloud Services Category Discounts

Cloud Services Category	% Discount
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Compute Cloud at Customer
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Management Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Application Development Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage

Big Data Clod Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Content Management Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Analytics Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Storage Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Enterprise Integration Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Security and Identity Management Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
Data Integration Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Compute Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
Network Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Data Management Cloud Service
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Oracle GPU Cloud Services
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Not Discount Eligible
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Item Usage Description	Metric	List Price	% Discount	Net Unit Price	Net Unit Price for Overage
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A
Signatures: /s/ Artur Gaulke Schunck	Signatures: /s/ Guilherme Godoy

ANNEX I TO THE PURCHASE ORDER

DATA PROCESSING, STORAGE, AND CLOUD COMPUTING SERVICES

1.1.  The Parties, by mutual agreement, decide to specify the requirements and obligations to be observed in the activities subject to the respective Cloud Services Purchase Order, in compliance with CMN Resolution No. 4,893, always considering that, if the respective Purchase Order covers services in the Cloud-at-customer modality, the hardware equipment used to provide the services is allocated at the customer’s premises and, therefore, the customer controls physical access to said equipment and not Oracle:

1.2.  Oracle undertakes to ensure and, if the respective Purchase Order covers services in the Cloud-at-customer modality, to the extent compatible with the Cloud-at-customer services modality:

(a)  compliance with applicable laws and regulations, including CMN Resolution No. 4,893 insofar as applicable to Oracle in its capacity as Data Processor (“Data Processor”), provided that such laws and other regulations, according to their terms, are expressly applicable to the provision of Oracle Services under the terms of the respective Purchase Order, its amendments and annexes, and impose obligations on Oracle in its role as IT service provider in relation to the Services.  Furthermore, Your Content may not contain any sensitive or special data that imposes specific data security or data protection obligations on Oracle beyond those specified in the Service Specifications, or different from them.  Your Content may be maintained in one of Oracle’s various data centers worldwide and/or accessed by Oracle employees or any applicable Oracle subcontractor, as necessary to perform services under the respective Purchase Order.  You remain responsible for providing any notices and obtaining any consents necessary for Oracle to access and process Your Content, as specified in these documents;

(b) Granting You and Your Users access to the Cloud Services under the terms of the Agreement and the applicable Purchase Order;

(c)  Your Cloud Services environment (including Your stored Content) will be physically located in the Data Center Region specified in the Purchase Order, or, when applicable, in another location chosen by You. Oracle may access and process Your Content globally, as necessary, to perform the Cloud Services, including for IT security purposes, maintenance and performance of the Cloud Services and related infrastructure, Cloud Services technical support, and Cloud Services change management, as provided in the Agreement and the respective Purchase Order.

(d)   Oracle adopts security controls and practices for the Services designed to protect the confidentiality, integrity, and availability of Your Content, under the terms of the Agreement (including the Service Specifications) and the respective Purchase Order;

(e)  Upon Your prior written request, Oracle will make available to You copies of the certifications applicable to the Cloud Services subject to the Purchase Order. You must protect such certifications and all information contained therein as Oracle Confidential Information, under the terms of the Agreement. Notwithstanding the foregoing, You may share copies of such certifications with the Central Bank of Brazil, subject to the Confidentiality Section of the Agreement;

(f)  Upon Your written request, but no more than once every [*****] during the Service Period for the Cloud Services purchased under this Purchase Order, Oracle will provide its available reports ‘SOC 1 Statements on Standards for Attestation Engagements SSAE 16/International Standard on Assurance Engagements ISAE 3402’ and/or the SOC 2 report or equivalent for the Cloud Services purchased under this Purchase Order, as well as available SOC 1/SSAE 16 and SOC 2 reports or equivalents for the Data Center(s) hosting Your Services environment(s).  You agree to protect the SOC 1 SSAE 16 and/or SOC 2 report(s) or equivalent(s), and all information contained therein, as Oracle Confidential Information in accordance with the terms of the Agreement and the Purchase Order.  You also acknowledge and agree that: (i) You will use the SSAE 16 and/or SOC 2 report(s) or equivalent(s) only to assess Oracle’s security controls; (ii) the SSAE 16 and/or SOC 2 report(s) or equivalent(s) are provided without any warranty; and (iii) Oracle retains all rights in the SSAE 16 and/or SOC 2 report(s) or equivalent(s).

(g)  access to Service Availability Level metrics, in accordance with Oracle’s Cloud Service Level Objective Policy in Oracle’s Cloud Hosting and Delivery Policies.

(h)  identification and segregation of Your Content from other customers’ content through physical or logical controls under Oracle’s Cloud Security Policy described in Oracle’s Cloud Hosting and Delivery Poli

(i)  Oracle adopts security controls and practices for the Cloud Services designed to protect Your Content from unauthorized processing activities, such as illegal access to Your Content, under the terms of the Agreement (including the applicable Service Specifications) and the respective Purchase Order.

(j)  In order to protect Your Content provided to Oracle as part of the provision of the Services, Oracle shall comply with the following:

a. Oracle’s privacy policies applicable to the requested Services, available at http://www.oracle.com/us/legal/privacy/overview/index.html;

b. Administrative, physical, technical, and other applicable protections and other applicable aspects of system and content management, available at http://www.oracle.com/us/corporate/contracts/cloud-services/index.html; and

c. Oracle shall adopt security measures for the transmission and storage of data in accordance with the Agreement and this Annex, applicable laws and regulations, provided that such laws and other regulations, according to their terms, are expressly applicable to the provision of Oracle Services under the terms of the Agreement, its amendments and annexes, and impose obligations on Oracle in its role as IT service provider in relation to the Services.

1.3.  Oracle shall also: (a) Provided that the provisions in the section “Audit Rights and Cooperation with You and Your Supervisory Authorities” of the Oracle Data Processing Agreement for Cloud Services are observed, Oracle shall allow the Central Bank of Brazil access to the respective Purchase Order, documentation, and information regarding the services provided, to Your Content, as well as to access codes to information exclusively related to the services subject to the applicable Purchase Order.  If access requires on-site auditing at Oracle’s premises, it is established that You shall make efforts to ensure Oracle is notified at least [*****] days in advance of the scheduled start date, unless otherwise determined by the Central Bank of Brazil.  Access to the information and documents mentioned above must aim to assess the Client’s operational and cyber risks and must not compromise the security of Oracle’s systems or networks.  The professionals responsible for the audit (i) must be subject to appropriate confidentiality and non-disclosure provisions, especially if the audit is conducted by a third party on behalf of the Central Bank of Brazil; (ii) will work in cooperation with Oracle to agree on a final audit plan with scope limited to the services provided by Oracle under this Purchase Order; and the action must not disrupt Oracle’s business activities, being conducted during normal business hours, subject to the final audit plan and Oracle’s security requirements/policies.  If a third party other than the Central Bank of Brazil conducts the audit, the third party must be mutually agreed upon with Oracle, and the third party must sign a written confidentiality agreement acceptable to Oracle, or otherwise be bound by a legal confidentiality obligation before conducting the audit. Upon completion of the audit, You shall provide Oracle with a copy of the audit report, which is classified as Confidential Information under the Agreement, unless the Central Bank of Brazil prohibits such provision. The Parties acknowledge that on-site auditing at Oracle’s premises shall not apply if the respective Purchase Order covers Cloud-at-customer services, since in this contracting modality the hardware is allocated at the Client’s own premises, therefore only the Client controls physical access to the information and may grant it to supervisory authorities; (b) Keep You, during the term of the respective Purchase Order, informed of any interruptions in the cloud services subject to said Purchase Order under Oracle’s Cloud Change Management Policy defined in Oracle’s Cloud Hosting and Delivery Policy.

1.4.  Oracle has adopted Oracle Software Security Assurance (OSSA) as Oracle’s methodology to build security into the design, creation, testing, and maintenance of the Cloud Services, as described in Oracle’s Cloud Security Policy set forth in Oracle’s Cloud Hosting and Delivery Policies.

1.5.  The services will be provided and the data and/or information will be handled, stored, processed, or managed in the countries indicated in the respective Purchase Order.  Oracle will provide notices of data center migrations in accordance with Oracle’s Cloud Change Management Policy set forth in Oracle’s Cloud Hosting and Delivery Policies.

1.6.  In case of termination of this contract for any reason, the Contractor shall make Your Content (as existing at the end of the Service Period) available for recovery by You, in accordance with Oracle’s Cloud Suspension and Termination Policy described in Oracle’s Cloud Hosting and Delivery Policy.

1.7.   Oracle may engage Oracle subsidiaries/affiliates and Subprocessors to assist Oracle in providing the Cloud Services and will provide a list of such Subprocessors, as defined in the section “Oracle Affiliates and Third Party Subprocessors” of the Data Processing Agreement.

1.8.  In case of resolution regime declared for the Contracting Party by the Central Bank of Brazil and, if the respective Purchase Order covers Cloud-at-customer services, to the extent compatible with the Cloud-at-customer services modality and feasible for Oracle, considering that physical access to the hardware equipment used to provide the services in this modality is under the customer’s control, Oracle shall:

(i) if and as required by applicable law, grant full and unrestricted access to the resolution regime administrator to contracts, agreements, documentation, and information regarding the services provided, stored data, and information about their processing, as well as to the access codes mentioned in the respective Purchase Order, which are in Oracle’s possession.  In this case, Oracle shall continue to provide the Services in accordance with the Agreement and the applicable Purchase Order for Your operations.